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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated October 27, 2000 on the statements of revenues and direct operating expenses for the Central Properties acquired by EXCO Resources, Inc. included in this Form 10-Q.


                                                /s/ ARTHUR ANDERSEN LLP

Denver, Colorado,
November 13, 2000.